Long-term Debt and Obligations - Scheduled Future Payments for Principal Obligations under Outstanding Debt Facilities (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Debt Disclosure [Abstract]
2013	$ 48	$ 2,992
2014	6,342	5,164
2015	7,458	5,104
2016	4,931	90
Long-term debt	$ 18,779	$ 13,350	$ 1,966